HEWITT SERIES TRUST

Hewitt Money Market Fund

Supplement dated July 27, 2017,

to the Prospectus and Statement of Additional Information,

each dated April 30, 2017 and previously supplemented June 28, 2017

Effective July 31, 2017, the Hewitt Series Trust (the “Trust”) and its sole series, the Hewitt Money Market Fund (the “Fund”) will be rebranded. On that date, all references in the prospectus and Statement of Additional Information to “Hewitt Series Trust” as the name of the Trust will be replaced with “Alight Series Trust” or “Alight Series Trust (formerly known as Hewitt Series Trust)”, and all references in the prospectus and Statement of Additional Information to “Hewitt Money Market Fund” will be replaced with “Alight Money Market Fund” or “Alight Money Market Fund (formerly known as Hewitt Money Market Fund)”. There are no other changes to the Trust or the Fund.

Please Retain This Supplement For Future Reference.